Exhibit 21.1

Direct and Indirect Subsidiaries of KBS Real Estate Investment Trust, Inc.

KBS REIT Acquisition I, LLC

KBS REIT Acquisition II, LLC

KBS REIT Acquisition III, LLC

KBS REIT Acquisition IV, LLC

KBS REIT Acquisition V, LLC

KBS REIT Acquisition VI, LLC

KBS REIT Acquisition VII, LLC

KBS REIT Acquisition VIII, LLC

KBS REIT Acquisition IX, LLC

KBS REIT Acquisition X, LLC

KBS REIT Acquisition XI, LLC

KBS REIT Acquisition XII, LLC

KBS REIT Acquisition XIII, LLC

KBS REIT Acquisition XIV, LLC

KBS REIT Acquisition XV, LLC

KBS REIT Acquisition XVI, LLC

KBS REIT Acquisition XVII, LLC

KBS REIT Acquisition XVIII, LLC

KBS REIT Acquisition XIX, LLC

KBS REIT Acquisition XX, LLC

KBS REIT Acquisition XXI, LLC

KBS REIT Acquisition XXII, LLC

KBS REIT Acquisition XXIV, LLC

KBS REIT Acquisition XXV, LLC

KBS REIT Acquisition XXVI, LLC

KBS REIT Acquisition XXVII, LLC

KBS REIT Acquisition XXVIII, LLC

KBS REIT Acquisition XXX, LLC

KBS REIT Acquisition XXIII, LLC

KBS Debt Holdings, LLC

KBS Mortgage Lending, LLC

KBS/JCR Debt Holdings, LLC

KBS Preferred Holding I, LLC

KBS Clayton Plaza, LLC

KBS Sabal Pavilion, LLC

KBS Tribeca Summit, LLC

KBS Southpark Commerce Center II, LLC

KBS 825 University Avenue, LLC

KBS Midland Industrial Park, LLC

KBS Park Central, LLC

KBS SE Retail, LLC

KBS Crescent Green, LLC

KBS Sabal VI, LLC

KBS 625 Second Street, LLC

KBS Offices at Kensington, LLC

KBS Harbourside, LLC

KBS One Madison Park, LLC

KBS Dallas Industrial, LLC

KBS Bridgeway Technology Center, LLC

KBS Royal Ridge, LLC

KBS Goethe Road, LLC

KBS 12350 Jefferson Avenue, LLC

KBS Industrial Portfolio, LLC

KBS Industrial Portfolio (MI), LLC

KBS Industrial Portfolio (MN), LLC

KBS Plano Corporate Center, LLC

KBS ADP Plaza, LLC

KBS 2200 West Loop, LLC

KBS 1505 Pavilion Center, LLC

KBS Nashville Industrial Portfolio I, LLC

KBS Woodfield Preserve, LLC

KBS World Trade Center Seattle, LLC

KBS Freeport Business Center, LLC

KBS 350 Knotter, LLC

KBS Limited Partnership

KBS REIT Properties, LLC

KBS REIT Holdings LLC